Exhibit 99.1

Fortune Brands, Inc., 520 Lake Cook Road, Deerfield, IL 60015

Contact:
Media Relations:	Investor Relations:
Clarkson Hine	Tony Diaz
(847) 484-4415	(847) 484-4410

FORTUNE BRANDS NAMES BOARDS OF DIRECTORS FOR INDEPENDENT BUSINESSES

FOLLOWING PLANNED SEPARATION

•	Bruce Carbonari Announces Plans to Retire from Company at Year End Following Completion of Planned Separation Initiative

•	David Mackay, former Kellogg Company CEO, to be non-executive Chairman of Beam

•	David Thomas, lead Fortune Brands director, to be non-executive Chairman of Fortune Brands Home & Security

Deerfield, Illinois, July 27, 2011 – Fortune Brands, Inc. (NYSE: FO) today announced the Boards of Directors for Beam Inc. and Fortune Brands Home & Security, the standalone public companies to result from the planned separation of its businesses. In connection with the anticipated completion of the plan, Bruce Carbonari, chairman and chief executive officer of Fortune Brands, has decided to retire from the company at year end.

Upon completion of the proposed spin-off of Fortune Brands Home & Security, David Mackay, a current director of Fortune Brands and the former chief executive officer of Kellogg Company, will serve as non-executive chairman of the board of Beam Inc., the new name for Fortune Brands. Mackay has been a director of Fortune Brands since 2006.

David Thomas, the lead director of Fortune Brands and the former chairman and chief executive officer of IMS Health Incorporated, will be the non-executive chairman of the board of Fortune Brands Home & Security, the spin-off company. Thomas has served on the board of Fortune Brands since 2000 and as lead director since 2007.

Matt Shattock will be CEO of Beam and Chris Klein will be CEO of Fortune Brands Home & Security. Fortune Brands is targeting completion of the separation plan early in the fourth quarter.

“I’m very pleased that we’ve established such strong boards of directors for each of our ongoing businesses,” Carbonari said. “These boards are composed of directors with deep and relevant

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FORTUNE BRANDS NAMES BOARDS OF DIRECTORS FOR INDEPENDENT BUSINESSES FOLLOWING PLANNED SEPARATION, PAGE 2

experience, commitment to strong corporate governance, and a track record of promoting the interests of shareholders. David Mackay and David Thomas will be outstanding chairmen, and I couldn’t have more confidence in the extremely talented executive leadership already in place at each company.

“I see the anticipated separation of our businesses as a monumental achievement for our leadership team and the perfect time personally to move on to new challenges,” Carbonari added. “These two companies will have strong leadership, governance and continuity, and I’ll look forward to participating in their future success as a proud and confident shareholder. Once we complete the separation plan, I’ll play an advisory role for a brief transition period, and then I’ll be eager to take some time before determining the next phase in my career.”

“Fortune Brands has benefited tremendously from Bruce’s leadership and unparalleled commitment to the interests of shareholders, and the board respects his decision to seek new challenges after completing such a major milestone for the company,” said David Thomas, lead director of the Fortune Brands board. “As CEO, Bruce guided Fortune Brands during a period in which its three businesses strengthened their competitive positions and emerged from the economic downturn outperforming the competition. In order to maximize long-term value for shareholders, he then went on to lead the final development and implementation of the plan to separate Fortune Brands’ businesses, which will result in two strong, independent companies with outstanding future prospects.”

Structure of Boards for Beam and Fortune Brands Home & Security

Nine current directors of Fortune Brands will serve on one or both of the new boards.

The members of the board of Beam will be:

•	David Mackay (non-executive chairman), former chief executive officer, Kellogg Company; current Fortune Brands director

•	Richard Goldstein, former chairman & chief executive officer, International Flavors and Fragrances, Inc.; current Fortune Brands director

•	Ann Fritz Hackett, president, Horizon Consulting Group; current Fortune Brands director

•	Pierre Leroy, former president, Worldwide Construction & Forestry Division and Global Parts Division, Deere & Company; current Fortune Brands director

•	Matt Shattock, president & chief executive officer, Beam Inc.

•	Anne Tatlock, former chairman & chief executive officer, Fiduciary Trust Company International; current Fortune Brands director

•	Peter Wilson, former chairman, Gallaher Group Plc; current Fortune Brands director

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FORTUNE BRANDS NAMES BOARDS OF DIRECTORS FOR INDEPENDENT BUSINESSES FOLLOWING PLANNED SEPARATION, PAGE 3

The members of the board of Fortune Brands Home & Security will be:

•	David Thomas (non-executive chairman), former chairman, IMS Health Incorporated; current Fortune Brands lead director

•	Richard Goldstein, former chairman & chief executive officer, International Flavors and Fragrances, Inc.; current Fortune Brands director

•	Ann Fritz Hackett, president, Horizon Consulting Group; current Fortune Brands director

•	Chris Klein, president & chief executive officer, Fortune Brands Home & Security

•	David Mackay, former chief executive officer, Kellogg Company; current Fortune Brands director

•	Ron Waters, former president & chief executive officer, LoJack Corporation; current Fortune Brands director

•	Norm Wesley, former chairman & chief executive officer, Fortune Brands; current Fortune Brands director

Each board expects to add at least one additional member following the separation of the businesses.

Carbonari has held key leadership positions at Fortune Brands for the past 21 years. He became president and chief operating officer of Fortune Brands in December 2006, chief executive officer in January 2008, and chairman and chief executive officer in October 2008. Earlier in his career, Carbonari oversaw the growth of Moen during the 1990s as it became the number one faucet brand in North America; in the early 2000s, Carbonari led the Home & Hardware group (now known as Fortune Brands Home & Security) as it more than doubled sales to nearly $5 billion. More recently, Carbonari guided the evolution of the company’s Beam spirits business into the global outperformer that it is today.

Under the separation plan, the company intends to complete the sale of its golf business by the end of July to a group led by Fila Korea and Mirae Asset Private Equity, and is preparing for the spin-off to shareholders of Fortune Brands Home & Security. Completion of the separation remains subject to completion of detailed separation plans, customary regulatory approvals and final Board approval.

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About Fortune Brands

Fortune Brands, Inc. is a leading consumer brands company. Its operating companies have premier brands and leading market positions in distilled spirits, home and security, and golf products. The major spirits brands of Beam Global Spirits & Wine, Inc. include Jim Beam and Maker’s Mark bourbon, Sauza tequila, Canadian Club whisky, Courvoisier cognac, Cruzan rum,

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FORTUNE BRANDS NAMES BOARDS OF DIRECTORS FOR INDEPENDENT BUSINESSES FOLLOWING PLANNED SEPARATION, PAGE 4

Teacher’s and Laphroaig Scotch, EFFEN vodka, Skinnygirl margarita and DeKuyper cordials. The brands of Fortune Brands Home & Security LLC include Moen faucets, Aristokraft, Omega, Diamond and Kitchen Craft cabinetry, Therma-Tru door systems, Simonton windows, Master Lock security products and Waterloo storage and organization products. Acushnet Company’s golf brands include Titleist and FootJoy. Fortune Brands, headquartered in Deerfield, Illinois, is traded on the New York Stock Exchange under the ticker symbol FO and is included in the S&P 500 Index and the MSCI World Index.

To receive company news releases by e-mail, please visit www.fortunebrands.com.

Forward-Looking Statements

This press release contains statements relating to future events, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these forward-looking statements speak only as of the date hereof, and the company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date of this release. In addition to final Board authorization, the potential separation of Fortune Brands’ companies will also be subject to the receipt of a number of customary regulatory approvals and/or rulings, the execution of intercompany agreements and finalization of other related matters. There can be no assurance that any of the proposed transactions will be completed as anticipated or at all.

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